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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 18, 2002



                       FINANCIAL ASSET SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement,
      dated on or about April 1, 2002, providing for the issuance of the
         Financial Asset Securities Corp. C-BASS Mortgage Loan Asset-
                    Backed Certificates, Series 2002-CB2)

                       FINANCIAL ASSET SECURITIES CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    333-60904-05              13-3172275
----------------------------         ------------              ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)


600 Steamboat Road
Greenwich, Connecticut                              06830
----------------------                           -----------
(Address of Principal                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (203) 625-2700.


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Item 5.  Other Events.
----     ------------

Filing of Marketing Materials
-----------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Financial Asset Securities Corp. C-BASS Mortgage Loan Asset-Backed Certificates.

     In connection with the offering of C-BASS Mortgage Loan Asset-Backed Certificates, Greenwich Capital Markets, Inc. ("Greenwich"), as an underwriter of the Certificates, has prepared certain materials for distribution to their potential investors including "Structural Term Sheets," "Collateral Term Sheets" and "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (collectively the "Marketing Materials"). Although the Company provided Greenwich with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Marketing Materials.

     The Marketing Materials are filed on Form SE dated April 18, 2002 and supercede any prior Marketing Materials which may have been previously filed with the Securities and Exchange Commission.






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Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1   Marketing Materials filed on Form SE dated April 18, 2002.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINANCIAL ASSET SECURITIES CORP.




                                         By: /s/ James Raezer
                                             --------------------------
                                             Name:   James Raezer
                                             Title:  Vice President



Dated:  May 7, 2002



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Exhibit Index
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Exhibit
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99.1          Marketing Materials filed on Form SE dated April 18, 2002.